Exhibit 10.9(a)

                         CIGNA SUPPLEMENTAL PENSION PLAN
                 (Amended and Restated effective August 1, 1998)


     CIGNA Corporation, for itself and its subsidiaries and affiliates which participate in the CIGNA Pension Plan, established the CIGNA Supplemental Pension Plan, effective January 1, 1983, to provide eligible employees with retirement benefits which cannot be provided by the CIGNA Pension Plan because of certain restrictions.

     This Plan is an "excess benefit plan" under ERISA section 3(36) and an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees under ERISA section 401(a)(1).

     CIGNA is amending and restating the Plan in its entirety to reflect the adoption of a new benefit accrual formula under the CIGNA Pension Plan as of January 1, 1998 and the expansion of benefit distribution options effective August 1, 1998.


Article I      Definitions
               -----------

     Except as otherwise provided in this document, Plan terms with capitalized initial letters shall have the same definitions as in the CIGNA Pension Plan. The following definitions apply to this Plan:

1.1 "Beneficiary" means the person(s) (or trust) designated by a Participant, or determined by the Plan Administrator, under Section 4.7.

1.2    "CIGNA"  means  CIGNA  Corporation,   a  Delaware  corporation,   or  its
       successor.

1.3 "Committee" means the Corporate Benefit Plan Committee of CIGNA, or a successor committee or person designated by CIGNA's Chief Executive Officer.

1.4 "Company" means CIGNA Corporation and those of its subsidiaries and affiliates which participate in the CIGNA Pension Plan.

1.5    "Deferred  Compensation  Plan" means the  Deferred  Compensation  Plan of
       CIGNA  Corporation,   any  successor  plan,  and  any  similar  plans  or
       arrangements maintained by the Company.

1.6 "Participant" means any Eligible Employee who is eligible to participate in the Plan but only to the extent that the employee has (or might in the event of Retirement at his earliest Early Retirement Date under the Pension Plan have) an Accrued Benefit as defined in Section 3.1.

1.7 "Plan" means the CIGNA Supplemental Pension Plan, as amended and restated effective August 1, 1998.

1.8 "Plan A Participant" means, beginning January 1, 1998, a Participant whose Pension Plan benefit does not accrue under the formula described in the Part B version of the Pension Plan.

1.9 "Plan B Participant" means, beginning January 1, 1998, a Participant whose Pension Plan benefit does accrue under the formula described in the Part B version of the Pension Plan.

1.10 "Pension Plan" means the CIGNA Pension Plan, a defined benefit pension plan, or its successor plan(s).

1.11 "Rabbi Trust" means a grantor trust, the assets of which will not be subject to the claims of creditors of the Company, except in the case of the bankruptcy or insolvency of the Company.

1.12 "Supplemental Pension Benefit" means the benefit payable to a Plan Participant as described in Section 3.1.

1.13 "Supplemental Pre-Retirement Surviving Spouse Benefit" means the benefit payable to Participant's surviving Spouse as described in Section 4.3.

1.14 "Survivor" means a Participant's Spouse or other person designated in writing by the Participant under procedures established by the Plan Administrator, to the extent the Spouse or other person remains living after the Participant's death.

1.15 "Financial Emergency" means a Participant's severe and unforeseeable financial hardship, resulting from a sudden and unexpected illness or accident, casualty loss, sudden financial reversal, or similar unforeseeable occurrence arising as a result of events beyond the Participant's control. Cash needs arising from foreseeable events (such as the purchase of a home or educational expenses for children) shall not be considered to be a Financial Emergency.


Article II     Eligibility
               -----------

     All Eligible Employees of the Company who are participants in the Pension Plan shall be eligible to participate in this Plan. In no event shall an employee who is not entitled to benefits under the Pension Plan be entitled to benefits under this Plan.

Article III    Supplemental Pension Benefit
               ----------------------------

3.1    Accrual of Benefit
       ------------------

(a) A Participant shall accrue a Supplemental Pension Benefit equal to the excess of (1) over (2) where:

       (1) is the Accrued Benefit the Participant would have under the Pension Plan if the Pension Plan did not have:

              (A)    a limit on retirement benefits under Code section 415;

              (B)    a limit on compensation under Code section 401(a)(17); and

              (C)    an  exclusion  from  Eligible   Earnings  of   compensation
                     deferred under the Deferred Compensation Plan; and

       (2)    is the  Participant's  actual  Accrued  Benefit  under the Pension
              Plan.

(b) For a Plan A Participant, the Supplemental Pension Benefit shall include the actuarial lump sum present value determined using the applicable assumptions and methods under the Pension Plan (as modified by Section 3.3) as of the date of payment, of the excess of (1) over (2) where:

       (1) is the post-retirement surviving Spouse benefit which would be payable to the Spouse under the Pension Plan if the Pension Plan did not have the provisions listed in Section 3.1 (a)(1)(A), (B) and (C); and

       (2) is the post-retirement surviving Spouse benefit which is actually payable under the Pension Plan.

3.2    Vesting
       -------

The vesting of a Participant's Supplemental Pension Benefit shall be subject to the Pension Plan's vesting provisions.

3.3    Calculation of Benefits
       -----------------------

For all calculations of actuarial equivalence under the Plan, the applicable actuarial factors and methods described in the Pension Plan shall be used except that, for Plan A Participants, the Applicable Interest Rate shall be the same rate(s) used, for the applicable time period(s), to calculate the present value of pension benefits guaranteed by the Pension Benefit Guaranty Corporation in case of a plan termination.

3.4    Coordination with Other Retirement Benefits
       -------------------------------------------

The Supplemental Pension Benefit shall be added to, and treated as being part of, the benefits payable to a Participant (or a Spouse or a Beneficiary) under the Pension Plan when applying provisions of other Company retirement plans, arrangements or agreements which provisions reduce benefits payable under these plans, arrangements or agreements by the amount of benefits payable under the Pension Plan.

3.5    Duration of Accruals
       --------------------

No Participant shall accrue any Supplemental Pension Benefit under this Plan during any period in which benefit accruals under the Pension Plan have been suspended or after benefit accruals under the Pension Plan have ceased.


Article IV          Payment of Benefits
                    -------------------

4.1    Standard Form of Benefits
       -------------------------

(a)    Except as provided in Section 4.2, the Supplemental Pension Benefit under
       Section 3.1 shall be paid to the Participant in the form of a single lump sum in the January following Participant's termination of employment from the Company or, if later, the January following the year in which the Participant reaches age 55.

(b) The amount of the single lump sum payment shall be the actuarially equivalent present value, determined as of the date of payment, of (1) the Supplemental Pension Benefit described in Section 3.1(a) and (2) for a Plan A Participant, the amount described in Section 3.1(b), with both
       (1) and (2) stated in the form of a single life annuity.

4.2    Optional Payment Methods; Optional Payment Date
       -----------------------------------------------

(a) A Participant may request that the Supplemental Pension Benefit be paid, beginning on the dates described in Section 4.1(a), in one of the following Optional Payment Methods:

       (1)    Single life annuity for the Participant's life;

       (2) Life annuity for the Participant's life with a 50% or 100% contingent Survivor annuity;

       (3)    Annual  installments  for five,  ten or  fifteen  years  (with any
              remaining   installments  after  Participant's  death  payable  to
              Participant's Beneficiary).

       The contingent Survivor annuity under paragraph 4.2(a)(2) shall be payable to the Participant's Survivor only if the Participant predeceases the Survivor and shall be paid in monthly installments beginning in the month following the Participant's death and ending in the month the Participant's Survivor dies.

(b) Regardless whether the Participant has requested an Optional Payment Method under Section 4.2(a), a Participant may request that the date of payment under Section 4.1 or the date payments begin under Section 4.2(a) be postponed to January of any later year, but no later than the year after the Participant reaches age 70.

(c) A Participant's request for payment of the Supplemental Pension Benefit in an Optional Payment Method, or for a postponed payment date, shall be made in writing to the Plan Administrator. The request must be received by the Plan Administrator no later than the earlier of (1) 13 months before the earliest scheduled date of payment or (2) Participant's termination of employment date.

(d) Notwithstanding Section 4.2(c), the Plan Administrator may provide, as soon as is reasonably practicable after August 1, 1998, to Participants whose Supplemental Pension Benefit payments have not yet started an opportunity to request an Optional Payment Method or a postponed payment date, or both, or to revoke or modify a prior election. The nature and duration of that opportunity shall be determined by the Plan Administrator in its sole and absolute discretion.

(e) A Participant may, before his termination of employment date, make a written request to the Plan Administrator for an Optional Payment Method, a change to another Optional Payment Method or a change to the standard single lump sum form of benefit under Section 4.1.

(f) The Plan Administrator shall consider any request made under Section 4.2(a), (b), (d) or (e). In determining whether the request should be granted, the Plan Administrator shall consider:

       (1) the Participant's financial needs, including any other sources of retirement income;

       (2)    the needs and financial security of the Participant's dependents;

       (3)    the projected financial needs of the Company; and

       (4)    for  requests  under  Section  4.2(e),   any  changed  or  unusual
              circumstances (such as the Participant's involuntary termination of employment).

       If the Plan Administrator, in its sole and absolute discretion, determines that the request should be granted, the request shall be deemed to be an election by the Participant, effective as of the date the Plan Administrator received the Participant's request, and payment of the

       Participant's Supplemental Pension Benefit shall be in the form, and at the time, requested by the Participant.

4.3    Pre-Retirement Death Benefits - Plan A Participants
       ---------------------------------------------------

(a) If a Plan A Participant who dies before the Supplemental Pension Benefit payment has been made under Section 4.1 (or before the date as of which payments have commenced under Section 4.2) has a surviving Spouse who is eligible for a pre-retirement surviving Spouse benefit under the Pension Plan, then the Spouse shall be eligible for a Supplemental Pre-Retirement Surviving Spouse Benefit under this Plan (if the amount calculated under Section 4.3(c) is greater than zero).

(b) The Supplemental Pre-Retirement Surviving Spouse Benefit shall be paid to the eligible Spouse as soon as practicable after the Participant's death. The form of payment shall be:

       (1) A single lump sum if the Participant had not elected an Optional Payment Method under Section 4.2(a);

       (2) Annual installments for the period selected by the Participant, if the Participant had elected an Optional Payment Method under
              Section 4.2(a)(3); or

       (3) Annual installments for 15 years (with any remaining installments payable to the Spouse's Beneficiary if the Spouse dies before all installments are paid), if the Participant elected an Optional Payment Method under Section 4.2(a)(1) or (2).

(c) The amount of the Supplemental Pre-Retirement Surviving Spouse Benefit shall be equal to the actuarial present value, determined using the applicable assumptions and methods under the Pension Plan (as modified by Section 3.3) as of the date of payment, of the excess of (1) over (2) where:

       (1) is the pre-retirement surviving Spouse benefit which would be payable to the Spouse under the Pension Plan if the Pension Plan did not have the provisions listed in Section 3.1 (a)(1) (A), (B) and (C) of this Plan; and

       (2) is the pre-retirement surviving Spouse benefit which is actually payable under the Pension Plan.

4.4    Pre-Retirement Death Benefits - Plan B Participants
       ---------------------------------------------------

(a) If a Plan B Participant dies before the Supplemental Pension Benefit payment has been made under Section 4.1 (or before the date as of which payments have commenced under Section 4.2), the Participant's
       Supplemental   Pension  Benefit  shall  be  paid  to  the   Participant's

       Beneficiary as soon as practicable after the Participant's death. The form of payment shall be:

       (1) A single lump sum if the Participant had not elected an Optional Payment Method under Section 4.2(a);

       (2) Annual installments for the period selected by the Participant, if the Participant had elected an Optional Payment Method under
              Section 4.2(a)(3); or

       (3) Annual installments for 15 years (with any remaining installments payable to the Beneficiary's Beneficiary if the Beneficiary dies before all installments are paid), if the Participant elected an Optional Payment Method under Section 4.2(a)(1) or (2).

4.5    Lump Sum Benefits
       -----------------

(a) At the sole discretion of the Plan Administrator, any benefits payable to the Participant under Section 4.1, to Participant's Spouse under Section
       4.3 or to Participant's Beneficiary under Section 4.4 which at any time either (1) have a lump sum present value of less than $25,000 or (2) result in monthly installments of less than $250 each may be commuted to a single lump sum payment and paid to the Participant, Spouse, or Beneficiary as appropriate.

(b) A Plan A Participant who is paid a Supplemental Pension Benefit in the form of a single lump sum under Sections 4.1, 4.5 or 4.6 and who is later rehired by any Company shall not, upon subsequent Retirement or other termination of employment, be entitled to any additional Supplemental Pension Benefit under this Plan based upon any Credited Service used in the calculation of the initial Supplemental Pension Benefit payment. Furthermore, any Credited Service that is or would be disregarded under the preceding sentence in computing a Plan A Participant's Supplemental Pension Benefit shall also be disregarded in computing any benefits payable to Participant's Spouse under Sections 4.3 after Participant's reemployment.

(c) A Plan B Participant who is paid a Supplemental Pension Benefit in the form of a single lump sum under Sections 4.1, 4.5 or 4.6 and who is later rehired by any Company shall not, upon subsequent Retirement or other termination of employment, be entitled to any additional Supplemental Pension Benefit under this Plan based upon any Benefit Credits or Interest Credits used in the calculation of the initial Supplemental Pension Benefit payment. Furthermore, any Credits that are or would be disregarded under the preceding sentence in computing a Plan B Participant's Supplemental Pension Benefit shall also be disregarded in computing any benefits payable to Participant's Beneficiary under Section
       4.4 after Participant's reemployment.

4.6    Emergency Payment
       -----------------

(a) Section 4.6 shall apply only to a Participant who has elected to postpone the date of payment (or the date payments begin) under Section 4.2(b) and only after the later of the date the Participant reaches age 55 or terminates employment with the Company.

(b)    Before  the  date of  payment  of a  Participant's  Supplemental  Pension
       Benefit (or the date payments are to begin under an Optional Payment Method), a Participant may request an accelerated payment of all or part of the Supplemental Pension Benefit to meet a Financial Emergency. The request must be in writing to the Plan Administrator and must be supported by evidence of a Financial Emergency. The Plan Administrator shall have sole and absolute discretion to grant or deny the Participant's request. If the request is granted, the accelerated payment shall not be more than the lesser of $50,000 or the amount deemed necessary by the Plan Administrator to meet Participant's Financial Emergency.

(c) Any payments under this Section 4.6 shall reduce any remaining benefits to, or related to, the Participant under this Plan.

4.7    Beneficiaries
       -------------

The Plan Administrator shall provide an opportunity a Participant to designate in writing one or more Beneficiaries to receive Plan benefits following the Participant's death, and to change any designations. If a Participant dies without a surviving, validly designated Beneficiary and all or part of the Participant's Accrued Benefit remains payable, the benefit shall be paid to the Participant's surviving Spouse or, if there is no surviving Spouse, to the Participant's estate.

4.10   Domestic Relations Orders
       -------------------------

A person shall not qualify for a benefit under this Plan solely because he is entitled to a benefit under the Pension Plan by reason of a "qualified domestic relations order" (as defined in ERISA section 206). Notwithstanding Section 7.3, the Plan Administrator shall have the sole and absolute discretion to comply with the terms of a domestic relations order if the Plan Administrator deems compliance to be in the interests of the Participant and the Company.

4.11   Tax Withholding
       ---------------

Plan payments, and under certain circumstances an accrued Supplemental Pension Benefit not yet paid, may be subject to withholding for taxes. To the extent the Company meets any withholding obligations by paying the required withholding, the Participant's Supplemental Pension Benefit shall be reduced by the amount of the Company's payment.

Article V      Funding
               -------

5.1    In General
       ----------

(a) This Plan shall be maintained as an unfunded plan which is not intended to meet the qualification requirements of Code section 401. Plan benefits shall be payable solely from the general assets of the Company which employs the Participant when benefits are accrued, or a Company which has assumed liability for paying the benefits. No separate or special fund shall be established and no segregation of assets shall be made to assure the payment of Plan benefits, though the Company may choose to fund Plan benefits through a Rabbi Trust. A Participant shall have no right, title, or interest in or to any investments which the Company may make to aid in meeting its obligations under this Plan.

(b) Nothing contained in the Plan, and no action taken under it, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company or the Plan Administrator and a Participant or any other person. To the extent that any person acquires a right to receive Plan benefits, that right shall be no greater than the right of an unsecured creditor of the Company.


Article VI     Administration
               --------------

6.1    Plan Administrator
       ------------------

(a) The Plan shall be administered by a Plan Administrator appointed by the Committee, or its designee. The Plan Administrator shall have full power and authority to interpret the Plan; to prescribe, amend and rescind any rules, forms and procedures as it deems necessary or appropriate for the proper administration of the Plan; to make any other determinations including factual determinations and determinations as to eligibility for, and the amount of, benefits payable under the Plan; and to take any other actions it deems necessary or advisable in carrying out its duties under the Plan.

(b)    All   decisions,   interpretations   and   determinations   by  the  Plan
       Administrator shall be final and binding on the Company, Participants and any other persons having or claiming an interest under this Plan.

6.2    Amendment or Termination
       ------------------------

Subject to Section 6.3, CIGNA, through its Board of Directors, or the People Resources Committee of the Board of Directors (or a successor committee), may amend or terminate this Plan at any time, in whole or in part. No amendment or termination shall impair or adversely affect any benefits accrued under the Plan in which the Participant was vested as of the date of that action.

6.3    Change of Control
       -----------------

For a three (3) year period beginning on the effective date of a Change of Control and as to Participants on that date:

(a)    the Plan shall not be terminated;

(b) the accrual of Supplemental Pension Benefits shall not be stopped, suspended or otherwise adversely affected; and

(c) the rate at which Supplemental Pension Benefits accrue shall not be reduced.

CIGNA reserves the right to amend or eliminate this paragraph 6.3 at any time before a Change of Control.


Article VII    Miscellaneous
               -------------

7.1    Notices
       -------

A Participant shall be responsible for providing the Plan Administrator with his current and proper address for the mailing of notices, reports and benefit payments. Any notice shall be deemed given if directed to a person's last known address and mailed by regular United States mail, first-class and prepaid. If any check mailed to that address is returned as undeliverable to the addressee, mailing of checks will be suspended until the Participant, Beneficiary or Survivor provides the proper address.

7.2    Missing Persons
       ---------------

A benefit shall be deemed forfeited if the Plan Administrator is unable to locate the Participant, Beneficiary or Survivor to whom payment is due, after reasonably diligent effort for a period of at least two (2) years, but the Plan Administrator shall have the authority (but not the obligation) to reinstate the benefit upon the later discovery of a proper payee for the benefit. Mailing of a notice in writing, by certified or registered mail, to the last known address of the Participant, Beneficiary or Survivor (if the address of the Beneficiary or Survivor is known to the Plan Administrator) not less frequently than once each year for the two-year period shall be deemed a reasonably diligent effort.

7.3    Nonalienation of Benefits
       -------------------------

None of the payments, benefits or rights of any Participant, Beneficiary or Survivor shall be subject to any claim of any creditor. To the fullest extent permitted by law, all Plan payments, benefits and rights shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of the Participant, Beneficiary or Survivor. No Participant, Beneficiary or Survivor shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments which he may expect to receive under this Plan, except the right, to the extent applicable, to designate a Beneficiary or Survivor and change a Beneficiary or Survivor designation.

7.4    Reliance on Data
       ----------------

The Company, the Plan Administrator and all other persons associated with the Plan's operation shall have the right to rely on the veracity and accuracy of any data provided under this Plan or the Pension Plan by the Participant, Beneficiary or Survivor, including representations as to age, health and marital status. These representations are binding upon any party seeking to claim a benefit through a Participant. The Company, the Plan Administrator and all other persons associated with the Plan's operation are absolved completely from inquiring into, and may rely upon, the accuracy or veracity of any representation made at any time by a Participant, Beneficiary or Survivor.

7.5    No Contract of Employment
       -------------------------

Neither the establishment of the Plan, nor any Plan amendment, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant, or any other person, the right to be employed or continue to be employed by the Company, and all Participants and other persons shall remain subject to discharge to the same extent as if the Plan had never been adopted.

7.6    Effect on Other Plans
       ---------------------

Except as provided in the Plan, no Plan benefit shall be deemed salary or other compensation in computing benefits under any employee benefit plan or other arrangement of the Company.

7.7    Severability of Provisions
       --------------------------

If any provision of the Plan shall be held invalid or unenforceable, the invalidity or unenforceability shall not affect any other Plan provisions, and the Plan shall be construed and enforced as if that provision had not been included.

7.8    Heirs, Assigns and Personal Representatives
       -------------------------------------------

The Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant, Beneficiary or Survivor, present and future.

7.9    Payments to Minors, Etc.
       ------------------------

Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of legally accepting receipt shall be deemed paid when paid to the person's guardian or to the party providing or reasonably appearing to provide for the care of the person, and that payment shall fully discharge the Company, the Plan Administrator and all other parties regarding that benefit payment.

7.10   Headings and Captions
       ---------------------

The headings and captions in the Plan are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

7.11   Gender and Number
       -----------------

Except where otherwise clearly indicated by context, the masculine and the neuter shall include the feminine and the neuter, the singular shall include the plural, and vice-versa.

7.12   Controlling Law
       ---------------

The Plan shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania, to the extent not preempted by federal law, which shall otherwise control.